Prospectus supplement dated October 5, 2016
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
This supplement replaces supplement dated September 20, 2016.
The prospectus offers the following underlying mutual funds as investment options under the contract. Effective September 30, 2016, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Money Market Fund: Service Class	Nationwide Government Money Market Fund – Service Class
PRO-4668-33